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                                                                    EXHIBIT 10.1


                  AMENDMENT NUMBER ONE TO AMENDED AND RESTATED

                          LOAN AND SECURITY AGREEMENT

     This Amendment Number One to Amended and Restated Loan and Security Agreement ("Amendment") is entered into as of October 28, 1999, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and CELEBRITY, INC., a Texas corporation, THE CLUETT CORPORATION, a California corporation, INDIA EXOTICS, INC., a Texas corporation, VALUE FLORIST SUPPLIES, INC., a Texas corporation and STAR WHOLESALE FLORIST, INC., a Texas corporation (collectively "Borrowers"), in light of the following:

     FACT ONE: Borrowers and Foothill have previously entered into that certain Amended and Restated Loan and Security Agreement, dated as of July 15, 1999 (the "Agreement").

     FACT TWO: Borrowers and Foothill desire to amend the Agreement as provided for and on the conditions herein.

     NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Agreement as follows:

     1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

     2.   AMENDMENTS.

         (a) Section 1.1 of the Agreement is hereby amended by adding the following definitions:

                  "Bridge Advances" means that part of the Borrowing Base set forth in Section 2.1(a)(v).

                  "Bridge Limit" means $1,500,000.

                  "Bridge Period" means the period beginning on October 28, 1999 through and including January 28, 2000.

         (b) The definition of "Guaranty" contained in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

                  "Guaranty" means both that certain Continuing Guaranty dated as of January 30, 1998, by Magicsilk in favor of Foothill and that certain Continuing Guaranty dated as of October 28, 1999, by RHP Management, LLC, a Texas limited liability company in favor of Foothill.


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         (c)      Section 2.1(a) of the Agreement is hereby amended by adding the following subsection (v) before subsection (w):

                  "(v)     up to the Bridge Limit; provided however, that
         Advances will only be made under this clause (v) during the Bridge Period, plus"

         (d) Section 2.6(a) of the Agreement is hereby amended in its entirety to read as follows:

                  "(a)     Interest Rate. Except as provided in clause (c)
         below, (i) all Obligations (except for undrawn Letters of Credit, the Seasonal Borrowing Facility, and the Bridge Advances) shall bear interest on the Daily Balance at a per annum rate equal to the Applicable Margin plus the Reference Rate, (ii) the Seasonal Borrowing Facility Advances shall bear interest at a per annum rate of 1.00% above the Reference Rate, and (iii) the Bridge Advances shall bear interest at a per annum rate of 12.5%."

         (e) Section 2.6(c) of the Agreement is hereby amended in its entirety to read as follows:

                  "(c)     Default Rate. Upon the occurrence and during the
         continuation of an Event of Default, (i) all Obligations (except for undrawn Letters of Credit and Bridge Advances) shall bear interest on the Daily Balance at a per annum rate equal to 4.5 percentage points above the Reference Rate, (ii) the Letter of Credit fee provided in
         Section 2.6(b) shall be increased to 4.5% per annum times the aggregate undrawn amount of all Letters of Credit outstanding as of the end of each day, and (iii) the Bridge Advances shall bear interest on the Daily Balance at a per annum rate equal to 15.5%."

     3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirm to Foothill that all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

     4. NO DEFAULTS. Borrowers hereby affirm to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

     5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following:

                           (a)      Payment by Borrowers to Foothill of an
amendment fee in the aggregate amount of $25,000, such fee to be charged to Borrowers' loan account pursuant to Section 2.6(e) of the Agreement;

                           (b)      Receipt by Foothill of an executed copy of
this Amendment;

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         (c)      Receipt by Foothill of a Continuing Guaranty (the "Guaranty"),
duly executed by RHP MANAGEMENT, LLC ("RHP") in favor of Foothill;

         (d) Receipt by Foothill of a letter of credit in favor of Foothill as beneficiary in the face amount of $375,000, in form acceptable to Foothill in its sole discretion, issued by a financial institution acceptable to Foothill in its sole discretion;

         (e) Receipt by Foothill of (i) a duly executed Assistant Secretary's Certificate of RHP and (ii) Certified Resolutions of RHP authorizing the arrangement of the RHP Letter of Credit and the delivery of the Guaranty to Foothill; and

         (f) Receipt by foothill of an opinion letter, in form and substance acceptable to Foothill, from Borrowers' counsel.

     6. COSTS AND EXPENSES. Borrowers shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

     7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.


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         8.       COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                             FOOTHILL CAPITAL CORPORATION,
                             a California corporation

                             By: /s/ KEVIN M. COYLE
                                 --------------------------------------
                                Title: Senior Vice President
                                       --------------------------------

                             CELEBRITY, INC.,
                             a Texas corporation

                             By: /s/ LYNN SKILLEN
                                ---------------------------------------
                                Title: VP
                                      ---------------------------------

                             THE CLUETT CORPORATION,
                             a California corporation

                            By: /s/ LYNN SKILLEN
                                ---------------------------------------
                                Title: VP
                                       --------------------------------

                             INDIA EXOTICS, INC.,
                             a Texas corporation

                             By /s/ LYNN SKILLEN
                                ---------------------------------------
                                Title: VP
                                       --------------------------------

                             VALUE FLORIST, INC.,
                             a Texas corporation

                             By: /s/ LYNN SKILLEN
                                 -------------------------------------
                                 Title: VP
                                 -------------------------------------

                             STAR WHOLESALE FLORIST, INC.,
                             a Texas corporation

                             By: /s/ LYNN SKILLEN
                                 ------------------------------------
                                 Title: VP
                                       ------------------------------


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                            REAFFIRMATION OF GUARANTY

         The undersigned has executed a Continuing Guaranty (the "Guaranty") in favor of Foothill Capital Corporation, a California corporation ("Foothill") respecting the obligations of Celebrity, Inc., a Texas corporation ("Celebrity"), The Cluett Corporation, a California corporation ("Cluett"), Star Wholesale Florist, Inc. a Texas corporation ("Star"), Value Florist Supplies, Inc., a Texas corporation ("Value"), and India Exotics, Inc., a Texas corporation ("India") (Celebrity, Cluett, Star, Value and India are each a "Borrower" and collectively the "Borrowers") owing to Foothill. The undersigned acknowledges the terms of the Amendment Number One to Amended and Restated Loan and Security Agreement, dated as of October 28, 1999, and reaffirms and agrees that (a) its Guaranty remains in full force and effect, (b) nothing in such Guaranty obligates Foothill to notify the undersigned of any changes in the financial accommodations made available to Borrowers or to seek reaffirmations of the Guaranty, and (c) no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of the reaffirmation.

Dated: October 28, 1999

                             MAGICSILK, INC.,
                             a Texas corporation

                             By: /s/ LYNN SKILLEN
                                 ---------------------------------
                             Name: Lynn Skillen
                                   -------------------------------
                             Title: VP
                                    ------------------------------


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